EXHIBIT 10



            Consent of Independent Registered Public Accounting Firm
            --------------------------------------------------------





The Board of Directors
The Travelers Life and Annuity Company:

We consent to the use of our reports included herein or incorporated by reference and to the reference to our firm under the heading "Independent Registered Public Accounting Firm". Our reports on The Travelers Life and Annuity Company refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for goodwill and intangible assets in 2002.



/s/ KPMG LLP

Hartford, Connecticut
April 20, 2005